                                                          PAGE  1  OF  54  PAGES
                                                       EXHIBIT INDEX ON PAGE  2.




                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT JUNE 11, 1996:



                                    MTL INC.




                 3108 CENTRAL DRIVE, PLANT CITY, FLORIDA 33567

                                  813-754-4725




INCORPORATED UNDER THE LAWS OF THE         COMMISSION FILE NUMBER   I.R.S. EMPLOYER IDENTIFICATION NUMBER

        STATE OF FLORIDA                           0-24180                        59-3239073

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 11, 1996 the company closed on a share purchase agreement wherein the Company acquired all the outstanding stock of Levy Transport Ltd. ("Levy"), a Quebec-based tank truck carrier. Levy services the chemical, petroleum and glass industries with a fleet of over 400 trucks and tank trailers. The Company intends to continue providing these services and expand upon existing customer relationships by increasing fleet size in these markets. The purchase price of $5,148,745.00 was financed with borrowings from the Company's unsecured line of credit with SunTrust Bank. The terms of the agreement stipulated $4,416,949.00 be paid in cash at the time of closing and a promissory note in the amount of $365,898.00 be executed. Additionally, $365,898.00 will be held in escrow as security for the Company in the event any unanticipated claim is asserted. The purchase price was determined based upon fair market value of assets acquired and the discounted, projected profit potential of the Levy operation after consolidation with the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Audited Financial Statements of Levy Transport LTD.
         (b) Pro Forma Financial Information
         (c) Exhibits
               2     Levy Share Purchase Agreement
                      (Reference is made to Form 10-K dated March 20, 1996)
               2.1   Modifications to Levy Share Purchase Agreement
               2.2   Promissory Note
               2.3   Employment Agreement
               2.4   Non-competition and Confidentiality Agreement
              23     Consent of Samson Belair/Deloitte & Touche, S.E.N.C.

                                                                     Item 7(a)










                              LEVY TRANSPORT LTD.


                              FINANCIAL STATEMENTS


                               February 29, 1996

                              LEVY TRANSPORT LTD.



                               TABLE OF CONTENTS





              AUDITORS' REPORT                                1


              FINANCIAL STATEMENTS

                Statement of earnings                         2

                Statement of retained earnings                3

                Balance sheet                               4,5

                Statement of changes in financial position    6

                Notes to the financial statements          7-13

                                AUDITORS' REPORT



To the Shareholders of
     LEVY TRANSPORT LTD.



We have audited the balance sheet of LEVY TRANSPORT LTD. as at February 29, 1996 and the statements of earnings, retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at February 29, 1996 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.





Chartered Accountants


March 29, 1996

LEVY TRANSPORT LTD.


STATEMENT OF EARNINGS
YEAR ENDED FEBRUARY 29,                               1996                       1995
                                                                            (Note 10)
- -------------------------------------------------------------------------------------
Revenues
Transportation                                 $37,324,784                $31,856,589
Other                                              453,198                    564,118
                                               -----------                -----------
                                                37,777,982                 32,420,707
                                               -----------                -----------
Expenses
Operating                                       32,732,858                 27,590,199
Administrative                                   2,802,379                  3,006,832
Gain on sale of fixed assets                      (177,292)                  (322,649)
                                               -----------                -----------
                                                35,357,945                 30,274,382
                                               -----------                -----------
                                                 2,420,037                  2,146,325
                                               -----------                -----------
Financial expenses
Long-term debt                                     980,359                    774,651
Short-term debt                                    245,819                    172,985
                                               -----------                -----------
                                                 1,226,178                    947,636
                                               -----------                -----------
Share in the earnings of EEYOU Transport ltee       -                          20,777
                                               -----------                -----------
Earnings before income taxes                     1,193,859                  1,219,466
                                               -----------                -----------
Income taxes
Current                                             94,395                     13,451
Deferred                                           337,821                    484,460
                                               -----------                -----------
                                                   432,216                    497,911
                                               -----------                -----------
NET EARNINGS                                   $   761,643                $   721,555
                                               ===========                ===========

Net earnings include depreciation and amortization of $2,938,786.

LEVY TRANSPORT LTD.


STATEMENT OF RETAINED EARNINGS
YEAR ENDED FEBRUARY 29,           1996                     1995
                                                      (Note 10)
- ---------------------------------------------------------------
Balance, beginning of year  $2,555,470               $1,833,915

Net earnings                   761,643                  721,555
                            ----------               ----------
                             3,317,113                2,555,470

Dividend                    (1,165,000)                   -
                            ----------               ----------

Balance, end of year        $2,152,113               $2,555,470
                            ==========               ==========

4

LEVY TRANSPORT LTD.


BALANCE SHEET
AS AT FEBRUARY 29,                           1996                  1995
                                                              (Note 10)
- -----------------------------------------------------------------------
CURRENT ASSETS

Cash                                  $    31,834           $   199,543
Accounts receivable
Trade                                   5,367,621             4,914,431
Affiliated companies                        9,571                21,156
Receivable from affiliated companies      126,696               134,528
Inventories                               268,139               235,608
Prepaid expenses                          138,776               101,695
                                      -----------           -----------
                                        5,942,637             5,606,961

LONG-TERM INVESTMENTS                       5,040               119,164

FIXED ASSETS (Note 3)                  15,328,744            15,569,535

OTHER ASSETS - at unamortized cost

Goodwill                                   10,000                15,000
                                      -----------           -----------

                                      $21,286,421           $21,310,660
                                      ===========           ===========

ON BEHALF OF THE BOARD

__________, Director

                                                   1996                   1995
                                                                     (Note 10)
- ------------------------------------------------------------------------------
CURRENT LIABILITIES

Bank loan (Note 4)                          $ 2,634,906            $ 1,647,850
Accounts payable and accrued expenses         3,361,199              4,083,966
Income taxes payable                             88,118                 36,714
Due to affiliated companies                      97,315                  -
Current portion of long-term debt (Note 5)    2,102,125              2,329,398
Current portion of obligation under
capital leases (Note 6)                       1,120,026              1,666,620
                                            -----------            -----------
                                              9,403,689              9,764,548

LONG-TERM DEBT (Note 5)                       3,915,208              4,218,421

OBLIGATION UNDER CAPITAL LEASES (Note 6)      2,239,483              2,699,114

DEFERRED INCOME TAXES                         1,380,238              1,042,417
                                            -----------            -----------
                                             16,938,618             17,724,500
                                            -----------            -----------
SHAREHOLDERS' EQUITY

Share capital (Note 7)                        2,195,690              1,030,690
Retained earnings                             2,152,113              2,555,470
                                            -----------            -----------
                                              4,347,803              3,586,160
                                            -----------            -----------
                                            $21,286,421            $21,310,660
                                            ===========            ===========

LEVY TRANSPORT LTD.


STATEMENT OF CHANGES IN FINANCIAL POSITION
YEAR ENDED FEBRUARY 29,                            1996                           1995
                                                                             (Note 10)
- --------------------------------------------------------------------------------------
NET INFLOW (OUTFLOW) OF CASH RELATED TO
THE FOLLOWING ACTIVITIES:

OPERATING
Net earnings                                $   761,643                    $   721,555
Items not affecting cash
Depreciation of fixed assets                  2,933,786                      2,676,659
Amortization of goodwill                          5,000                          6,673
Gain on sale of fixed assets                   (177,292)                      (322,649)
Deferred income taxes                           337,821                        484,460
Loss on sale of investments                      24,124                           -
Share in the income of a subsidiary               -                            (20,777)
                                            -----------                    -----------
                                              3,885,082                      3,545,921

Changes in non-cash operating working
capital items                                (1,182,580)                       540,272
                                            -----------                    -----------
                                              2,702,502                      4,086,193
                                            -----------                    -----------

FINANCING
Long-term debt                                2,115,669                      5,799,757
Obligation under capital leases                 673,350                      3,241,312
Repayment of long-term debt                  (2,646,155)                    (2,363,357)
Repayment of obligation under capital leases (1,679,575)                    (1,417,585)
Issue of shares                               1,165,000                        220,000
Dividend                                     (1,165,000)                         -
                                            -----------                    -----------
                                             (1,536,711)                     5,480,127
                                            -----------                    -----------

INVESTING
Disposal of investments                          90,000                            170
Acquisition of fixed assets                  (3,791,424)                    (9,891,819)
Disposal of fixed assets                      1,275,721                      1,054,028
Due to affiliated companies                      97,315                       (482,217)
Receivable from affiliated companies              7,832                       (582,626)
                                            -----------                    -----------
                                             (2,320,556)                    (9,902,464)
                                            -----------                    -----------

NET CASH OUTFLOW                             (1,154,765)                      (336,144)

CASH POSITION, BEGINNING OF YEAR             (1,448,307)                    (1,112,163)
                                            -----------                    -----------

CASH POSITION, END OF YEAR                  $(2,603,072)                   $(1,448,307)
                                            -----------                    -----------

Represented by
Cash                                        $    31,834                    $   199,543
Bank loan                                    (2,634,906)                    (1,647,850)
                                            -----------                    -----------
                                            $(2,603,072)                   $(1,448,307)
                                            ===========                    ===========

LEVY TRANSPORT LTD.

NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED FEBRUARY 29, 1996

- -------------------------------------------------------------------------------

1.   DESCRIPTION OF BUSINESS

The Company is incorporated under Part 1A of the Quebec Companies Act and is part of the merger on March 1st, 1995 of Levy Transport Ltd. and Transport P. Moderne Ltd. The Company is engaged primarily in truckload transportation.


2.   ACCOUNTING POLICIES

INVENTORIES

Inventories are valued at the lower of cost and replacement cost, determined on the first in, first out basis.

FIXES ASSETS

Fixed assets are recorded at cost and depreciated or amortized according to the following methods and annual rates:


Automotive equipment and
automotive equipment
leased and capitalized    Straight-line        From 3 to 10 years,
                                              taking into account a
                                              residual value of 10%
                                                   of the cost
Furniture, fixtures and
equipment                 Declining balance            20%
Computer equipment        Straight-line                20%
Leasehold improvements    Straight-line        Useful life without
                                             exceeding the lease term

Some automotive equipment assigned to specific contracts were depreciated over their expected useful lives that should have been ended at the end of the current year. The Company still uses those units and has decided to consider a 10% residual value and revise the useful life of some of them by adding two more years.

OTHER ASSETS

Goodwill is recorded at cost and amortized using the straight-line method over five years.

DEFERRED INCOME TAXES

Deferred income taxes result primarily from timing differences between revenue recorded for accounting and income tax purposes.

LEVY TRANSPORT LTD.

NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED FEBRUARY 29, 1996

- -------------------------------------------------------------------------------

3.   FIXED ASSETS

                                                                             Net book value
                                                Accumulated         --------------------------------
                                Cost            depreciation           1996                 1995
                                                                                          (Note 10)
Automotive equipment         $16,580,241         $6,409,060         $10,171,181          $10,402,128

Automotive equipment leased
and capitalized                6,120,281          1,806,826           4,313,455            4,320,671

Furniture and fixtures           300,841            162,906             137,935              121,546

Equipment                        523,643            300,586             223,057              257,145

Computer equipment               176,697             83,607              93,090               75,880

Leasehold improvements           458,652             68,626             390,026              392,165
                             -----------         ----------         -----------          -----------
                             $24,160,355         $8,831,611         $15,328,744          $15,569,535
                             ===========         ==========         ===========          ===========

4.   BANK LOAN

Bank loan is secured by a general assignment of accounts receivable.

LEVY TRANSPORT LTD.

NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED FEBRUARY 29, 1996

- -------------------------------------------------------------------------------

5.   LONG-TERM DEBT

                                                        1996                1995
MOVABLE HYPOTHECS                                                      (Note 10)
Various financial institutions, with
        fixed and variable interest rates based
        on bank prime rate,  actually
        fluctuating between 7.25% and 12%,
        payable in the next five years            $5,563,842          $5,848,311

Les Placements Marlin ltee, 9% to 10%,
        payable in monthly instalments of a
        maximum of $7,493 including interest
        and maturing between May 1996 and
        November 1997                                 76,560             155,801

Les Placements Marlin ltee, 9%, payable
        in monthly instalments of a maximum of
        $6,757 including interest and maturing
        between March 1996 and November 1997          49,662             122,674

Marlin Chevrolet Oldsmobile inc.,
        non-interest bearing, payable in
        monthly instalments of $1,000, maturing
        in 1997                                       11,000              20,370

Gestion Rene Bussieres inc., 10%,
        payable in monthly instalments of
        $7,648 including interest, maturing in
        December 1999                                291,269             350,663

NOTE PAYABLE, non-interest bearing,
        payable in annual instalments of
        $25,000                                       25,000              50,000
                                                  ----------          ----------
                                                   6,017,333           6,547,819

Current portion                                    2,102,125           2,329,398
                                                  ----------          ----------
                                                  $3,915,208          $4,218,421
                                                  ==========          ==========

Capital repayments to be made in each of the next five years are as follows:


         1996-97      1997-98        1998-99     1999-2000      2000-2001
        $2,102,125  $1,763,143     $1,386,938     $725,114       $40,013

LEVY TRANSPORT LTD.

NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED FEBRUARY 29, 1996

- -------------------------------------------------------------------------------

6.   OBLIGATION UNDER CAPITAL LEASES

Minimum payments due under long-term capital leases are as follows:


                                         1996                1995
                                                        (Note 10)
1995-96                            $    -              $2,026,209
1996-97                             1,366,989           1,206,237
1997-98                             1,108,025           1,188,804
1998-99                               862,119             482,282
1999-2000                             290,354             143,664
2000-2001                             117,408               -
2001-2002                             144,600               -
                                   ----------          ----------
Total minimum payments              3,889,495           5,047,196

Deduct: interest from 7.7% to 13%     529,986             681,462
                                   ----------          ----------
                                    3,359,509           4,365,734

Deduct: current portion             1,120,026           1,666,620
                                   ----------          ----------
                                   $2,239,483          $2,699,114
                                   ==========          ==========

Capital payments required in each of the next five years are as follows:


         1996-97      1997-98        1998-99     1999-2000      2000-2001
       $1,120,026    $945,769       $788,891     $260,221       $100,003

LEVY TRANSPORT LTD.

NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED FEBRUARY 29, 1996

- ------------------------------------------------------------------------------

7.   SHARE CAPITAL

Authorized

An unlimited number of shares without par value

Class A shares, voting and participating.

Class B shares, non-voting, non-participating, non-cumulative dividend not exceeding 15% of the redemption price, redeemable, at the holder's option, at their paid-up capital.

Class C shares, non-voting, non-participating, non-cumulative dividend not exceeding 15% of the redemption price, redeemable, at the holder's option, at their paid-up capital plus a premium of $968 per share.

Class D, non-voting, non-participating, non-cumulative dividend not exceeding
     15% of the redemption price, redeemable at a price equal to the fair value of the assets received by the Company at the moment of the issuance representing a premium of 114$ per share.

Class E, non-voting, non-participating, non-cumulative dividend not exceeding
     15% of the redemption price, redeemable at a price equal to the fair value of the assets received by the Company at the moment of the issuance representing a premium of $1,617 per share.



Issued
                                             1996               1995
                                                           (Note 10)
 1 000 Class A shares                   $    1,000         $    1,000
21 930 Class B shares (10 280 in 1995)   2,193,000          1,028,000
   690 Class C shares                          690                690
 1 000 Class D shares                          100                100
   900 Class E shares                          900                900
                                        ----------         ----------
                                        $2,195,690         $1,030,690
                                        ==========         ==========

During the year, 11,650 class B shares were issued in payment of a dividend of $1,165,000.

LEVY TRANSPORT LTD.

NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED FEBRUARY 29, 1996

- -------------------------------------------------------------------------------

8.   COMMITMENTS

a) The Company leases its premises under operating leases which expire in 2001. Future leases payments aggregate $1,215,000, including an amount of $789,000 to an affiliated company. Payments required for the forthcoming years are as follows:


          1996-97     1997-98      1998-99     1999-2000      2000-2001
         $275,400    $266,400     $266,400     $241,200       $165,600

b) The Company has agreed to pay, under operating leases on automotive equipment, a basic global amount of $2,720,010. Payments required for the forthcoming years are as follows:


          1996-97      1997-98      1998-99     1999-2000
         $721,500     $719,850     $718,460     $560,200

c) The Company has guaranteed the debts of Retex Transport ltee and EEYOU Transport ltee to financial institutions. As at February 29, 1996, these debts amount to $103,925.

LEVY TRANSPORT LTD.

NOTES TO THE FINANCIAL STATEMENTS
YEAR ENDED FEBRUARY 29, 1996

- -------------------------------------------------------------------------------

9.   RELATED PARTY TRANSACTIONS


Capital assets purchased from and
sold to affiliated companies

Purchases                               $ 44,050
Sales                                   $502,460

Revenue and expenses with respect to
affiliated companies

Revenue from operations                 $277,437
Revenue - management fees               $105,000
Expenses - rent                         $159,000
Expenses - interests                    $ 51,570
Other expenses                          $ 10,958

10.  COMPARATIVE FINANCIAL STATEMENTS

Certain last year's figures have been reclassified in accordance with the current year presentation.

Comparative figures are taken from the financial statements of both companies part of the merger of March 1st, 1995.

                             LEVY TRANSPORT LTD.


                          SUPPLEMENTARY INFORMATION


                              February 29, 1996

                              LEVY TRANSPORT LTD.



                               TABLE OF CONTENTS





                  REVIEW ENGAGEMENT REPORT                   1


                  SUPPLEMENTARY INFORMATION


                    Operating and administrative expenses    2

                            REVIEW ENGAGEMENT REPORT



To the Director of
  LEVY TRANSPORT LTD.



We have reviewed the supplementary information with respect to the operations of LEVY TRANSPORT LTD. for the year ended February 29, 1996. Our review was made in accordance with generally accepted standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on this supplementary information.

Based on our review, nothing has come to our attention that causes us to believe that this supplementary information is not, in all material respects, in accordance with generally accepted accounting principles.





Chartered Accountants


March 29, 1996

LEVY TRANSPORT LTD.


OPERATING AND ADMINISTRATIVE EXPENSES
YEAR ENDED FEBRUARY 29,                  1996                 1995
(UNAUDITED)                                              (Note 10)
- ------------------------------------------------------------------
OPERATING EXPENSES

Depreciation of fixed assets       $2,832,216          $ 2,595,981
Insurance and claims                1,196,147            1,098,328
Fuel - automotive equipment         3,970,842            3,658,959
Travelling expenses                   153,881              112,452
Energy and telephone                  177,650              137,412
Miscellaneous                          60,014               33,806
Repairs and maintenance             3,255,382            3,378,674
Supplies                              217,003              179,945
Licences and permits                  499,819              532,515
Equipment leasing                     471,744              846,331
Personnel services fees             5,331,891            5,662,805
Rent                                   89,400              107,800
Salaries and fringe benefits        5,357,915            2,876,992
Subcontractors                      9,118,954            6,368,199
                                   ----------          -----------
                                   $32,732,858         $27,590,199
                                   ==========          ===========
ADMINISTRATIVE EXPENSES

Depreciation of fixed assets       $  101,570          $    80,678
Amortization of goodwill                5,000                6,673
Insurance                              45,988               48,033
Doubtful accounts                      40,200               70,840
Automobile expenses                    30,964               94,675
Miscellaneous                          86,264               77,878
Travelling expenses                   186,059              175,434
Energy                                148,892              143,693
Repairs and maintenance - building     52,903               84,688
Professional fees                     120,031              310,542
Information system                     53,725               38,786
Rent                                  199,240              200,818
Office stationery and supplies        139,191              125,047
Advertising                            61,274              130,198
Salaries and fringe benefits        1,335,594            1,228,860
Taxes                                 195,484              189,989
                                   ----------          -----------
                                   $2,802,379          $ 3,006,832
                                   ==========          ===========

                                   FORM 8-K                            ITEM 7(B)
                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
                           MTL  INC. AND SUBSIDIARIES
           UNAUDITED CONDENSED CONSOLIDATING PRO FORMA BALANCE SHEET
                                 MARCH 31, 1996

                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                                                                Pro Forma
                                                            Mtl        Levy         Combined   Adjustments  Pro Forma
                                                         --------    -------        --------   -----------  ---------
                      ASSETS
Current Assets
 Cash                                                    $     57    $   179        $    236                 $    236
 Accounts receivable                                       26,619      4,667          31,286                   31,286
 Allowance for doubtful accounts                           (1,090)       (47)         (1,137)                  (1,137)
 Current maturities of other receivables                      763          0             763                      763
 Notes receivable                                             315          0             315                      315
 Inventories                                                  494        210             704                      704
 Prepaid expenses                                           2,504        400           2,904                    2,904
 Prepaid  tires                                             3,250          0           3,250                    3,250
 Income tax receivable                                        271          0             271                      271
 Deferred income taxes                                      2,830          0           2,830                    2,830
 Other                                                        194          0             194                      194
             Total current assets                          36,207      5,409          41,616                   41,616
Property, Plant and Equipment                             158,586     17,693         176,279       805 (a)    177,084
 Less - accumulated depreciation and amortization         (51,888)    (6,791)        (58,679)        0        (58,679)
                                                         --------    -------        --------    ------       --------
                                                          106,698     10,902         117,600       805        118,405
Other Assets                                                5,860         10           5,870     1,616 (b)      7,486
                                                         --------    -------        --------    ------       --------
                                                         $148,765    $16,321        $165,086    $2,421       $167,507
                                                         ========    =======        ========    ======       ========

         LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities
 Current maturities of indebtedness                      $  5,752    $ 4,900        $ 10,652                 $ 10,652
 Accounts payable and accrued expenses                      6,282      2,742           9,024                   $9,024
 Independent contractors payable                            4,133        151           4,284                   $4,284
 Other current liabilities                                  4,121         56           4,177                    4,177
             Total current liabilities                     20,288      7,849          28,137                   28,137
 Long term debt, less current maturities                   40,442      2,700          43,142     5,149 (c)     48,291
 Capital lease obligations, less current maturities         1,668      1,544           3,212                    3,212
 Other long term obligations                                4,155          0           4,155                    4,155
 Deferred income taxes                                     20,108      1,194          21,302       306 (a)     21,608
 Commitments and contingent liabilities

Stockholders' Equity
 Common stock                                                  45        754             799      (754)            45
 Other stockholders' equity                                62,059      2,280          64,339    (2,280)        62,059
                                                         --------    -------        --------    ------       --------
             Total stockholders' equity                    62,104      3,034          65,138    (3,034)        62,104
                                                         --------    -------        --------    ------       --------
                                                         $148,765    $16,321        $165,086    $2,421       $167,507
                                                         ========    =======        ========    ======       ========

(a)   Asset step up and deferred tax liability
(b)   Intangible asset created
(c)   Financing of purchase price



 The accompanying notes are an integral part of these condensed consolidating pro-forma financial statements.

                                   FORM  8-K

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
                           MTL INC. AND SUBSIDIARIES
      UNAUDITED CONDENSED CONSOLIDATING PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                  (Unaudited)
                     (In thousands, except per share data)

                                                                                                Pro Forma
                                                            MTL        Levy      Combined      Adjustments      Pro Forma
                                                           --------------------------------------------------------------
Operating Revenues
    Transportation                                         $46,712     $7,069       $53,781           $  0        $53,781
    Other                                                    4,308         71         4,379              0          4,379
                                                           --------------------------------------------------------------
                                                            51,020      7,140        58,160              0         58,160
                                                           --------------------------------------------------------------

Operating Expenses
    Purchased transportation                                33,144      2,094       $35,238              0         35,238
    Depreciation and amortization                            2,763        579       $ 3,342             62 (a)      3,404
    Other operating expenses                                10,951      4,162       $15,113              0         15,113
    Gain on sale of property
         and equipment                                           0        (33)          (33)             0            (33)
                                                           --------------------------------------------------------------
                  Operating income                           4,162        338         4,500            (62)         4,438

    Interest expense, net                                      780        179           959             77 (b)      1,036
    Other expense                                              (44)         0           (44)             0            (44)
                                                           --------------------------------------------------------------
                  Income before taxes                        3,426        159         3,585           (139)         3,446

    Income taxes                                             1,390         67         1,457            (54)         1,403
                                                           --------------------------------------------------------------
                  Net income                               $ 2,036     $   92       $ 2,128           ($85)       $ 2,043
                                                           ==============================================================


Weighted average number of
    shares outstanding                                       4,558                                                  4,558

Net income per share                                       $  0.45                                                $  0.45

(a) Additional depreciation expense on asset step-up and additional amortization of intangibles using 15 yr life.
(b) Additional interest expense on funds borrowed to fund purchase.





 The accompanying notes are an integral part of these condensed, consolidating pro-forma, financial statements.

                                   FORM  8-K

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
                           MTL INC. AND SUBSIDIARIES
      UNAUDITED CONDENSED CONSOLIDATING PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995
                                  (Unaudited)
                     (In thousands, except per share data)

                                                                                                Pro Forma
                                                            MTL        Levy      Combined      Adjustments      Pro Forma
                                                          ---------------------------------------------------------------
Operating Revenues
    Transportation                                        $173,060   $ 25,565      $198,625           $  0       $198,625
    Other                                                   16,995        357        17,352              0         17,352
                                                          ---------------------------------------------------------------
                                                           190,055     25,922       215,977              0        215,977
                                                          ---------------------------------------------------------------

Operating Expenses
    Purchased transportation                               120,011      6,021      $126,032              0        126,032
    Depreciation and amortization                           10,156      2,075      $ 12,231            248 (a)     12,479
    Other operating expenses                                43,535     16,666      $ 60,201              0         60,201
    Gain on sale of property
         and equipment                                        (150)      (331)         (481)             0           (481)
                                                          ---------------------------------------------------------------
                  Operating income                          16,503      1,491        17,994           (248)        17,746

    Interest expense, net                                    3,468        916         4,384            309 (b)      4,693
    Other expense                                             (175)         0          (175)             0           (175)
                                                          ---------------------------------------------------------------
                  Income before taxes                       13,210        575        13,785           (557)        13,228

    Income taxes                                             5,408        225         5,633           (217)         5,416
                                                          ---------------------------------------------------------------
                  Net income                              $  7,802   $    350      $  8,152          ($340)      $  7,812
                                                          ===============================================================


Weighted average number of
    shares outstanding                                       4,543                                                  4,543

Net income per share                                      $   1.72                                               $   1.72

(a) Additional depreciation expense on asset step-up and additional amortization of intangibles using 15 yr life.
(b) Additional interest expense on funds borrowed to fund purchase.





 The accompanying notes are an integral part of these condensed, consolidating pro-forma, financial statements.

                                   FORM 8-K

                  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
                           MTL INC. AND SUBSIDIARIES


     NOTES TO CONDENSED CONSOLIDATED PROFORMA FINANCIAL STATEMENTS (UNAUDITED)


1.   SUMMARY OF SIGNIFICANT  ACCOUNTING POLICIES:

     Basis of Presentation

     The accompanying unaudited condensed, consolidated pro forma finacial statements of MTL INC. (the "Company")have been prepared in accordance with the instructions to Form 8-K and do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the consolidated financial statements and notes thereto for the year ended December 31, 1995, included in the Company's Form 10-K dated March 27, 1996.

     SUPPLEMENTAL CONSOLIDATING FINANCIAL STATEMENTS. The accompanying supplemental consolidating financial statements give retrospective effect to the share purchase agreement between the Company and Les Placements Marlin Lt'ee. On June 11, 1996 the Company closed on a share purchase agreement with Les Placements Marlin Lt'ee wherein all the outstanding shares of Levy Transport Ltd were purchased for $5,148,745.00. The transaction was accounted for as a purchase. Details of the results of operations of the previously seperate companys for the periods prior to the combination are as follows:

                               Three Months            Year
                                  Ended                Ended
                              March 31, 1996      December 31, 1995
                              --------------      -----------------
                                         (unaudited)
     Revenue:
          Mtl                    $51,020              $190,055
         Levy                    $ 7,140              $ 25,922
                                 -------              --------
                                 $58,160              $215,977

     Net income:
          Mtl                    $ 2,036              $  7,802
         Levy                    $     7              $     10
                                 -------              --------
                                 $ 2,043              $  7,812

     Earnings per share:
          Mtl                    $  0.45              $   1.72
         Levy                       0.00                  0.00
                                 -------              --------
                                 $  0.45              $   1.72

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                MTL INC.
                                    ---------------------------------
                                              (Registrant)


         June 25, 1996                 /S/ RICHARD J. BRANDEWIE,
                                    ---------------------------------
                                    RICHARD J. BRANDEWIE, (TREASURER)
                                      (PRINCIPAL FINANCIAL OFFICER)